© Atkore Investor Presentation & Company Overview February 2023

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share (also referred to as “Adjusted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non- GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Atkore: a Compelling Investment Disciplined Operational Focus Values-based organization driven by the Atkore Business System Track Record of Success Strong track record of earnings growth, increasing free cash flow and excellent return on capital Market Leadership Leading market share in key product categories with a portfolio of must-stock products for electrical distributors Strong Secular Tailwinds Our solutions are critical to enabling the energy transition and investment in digital infrastructure Opportunities for Growth Multiple levers and opportunities to drive sustainable growth through both organic and inorganic investments Strong Financial Profile & Long-Term Outlook Strong liquidity position with a balance sheet ready to support and help drive future growth 3

4© Atkore Our Foundation Is the Atkore Business System

5© Atkore Our Products Are All Around You HDPE Conduit Wire Basket Cable Tray & Fittings Telescoping Sign Support System Cable Tray, Ladder & Fittings Steel Conduit & Fittings PVC and Metal Trunking Electrical Prefabrication Flexible & Liquid Tight Electrical Conduit Industrial Flexible Electrical Conduit Roller Tube for Conveyor PVC and Fiberglass Electrical Conduit & Fittings Metal Framing & Fittings (Including Seismic) Perimeter Security Solutions Security Bollards Armored Cable Specialty Electrical Conduit: Stainless Steel, PVC-Coated & Aluminum

Our Business Has Transformed Since IPO

Atkore

Transformed sales mix to drive significant revenue growth and profitability through organic and inorganic activities while increasing our total addressable market opportunity

Adjusted EBITDA Margin[1]		Adjusted EBITDA Margin[1]
15.1%	→	34.3%

Net Sales by Key Product Area[2]


$3.9B
$1.5B
18%
23%
18%
24%
17%
7 Acquisitions Completed
39%
19%
17%
14%
11%
FY2017
FY2022
Plastic Pipe, Conduit & Fittings
Metal Electrical Conduit & Fittings
Metal Framing, Cable Management & Construction Services
Electrical Cable & Flexible Conduit
Mechanical Tube & Other

Total Addressable Market Opportunity


Atkore
$40B+

>2X Addressable Market Increase Since IPO

© Atkore

1. See non-GAAP reconciliation in appendix.
2. Sales of “Other Electrical products” and “Other Safety & Infrastructure products” have been allocated and included in the presentation of the product area groupings listed for presentation purposes.

Source: Management estimates.

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Diversity of End-Market Use Enables Flexibility

Estimated Net Sales by Key Product Area & Market

	Non-Residential Construction (Global)				Residential (U.S.)		OEM / OTHER
	Commercial & Industrial	Institutional	Data Centers & Warehouses	Utility	Multi-Family	Single Family	
Plastic Pipe, Conduit & Fittings	✓	✓	✓	✓	✓	✓	
Metal Electrical Conduit & Fittings	✓	✓	✓	✓	✓		
Metal Framing, Cable Management & Construction Services	✓	✓	✓	✓	✓		✓
Electrical Cable & Flexible Conduit	✓	✓	✓	✓	✓		✓
Mechanical Tube & Other							✓
Est. % of total sales	← ~65-75% →				← ~15-20% →		~10-15%

© Atkore

Source: Company analysis and estimates

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Exposed to Strong Underlying MegaTrends

Atkore

Demand Driver by Key Product Area (Illustrative Impact)	**"Electrification of Everything"**	Grid Hardening	Digital Infrastructure	Growth in Renewables
Plastic Pipe, Conduit & Fittings	+	+++	+++	+
Metal Electrical Conduit & Fittings	+		++	+
Metal Framing, Cable Management & Construction Services	+		+++	+
Electrical Cable & Flexible Conduit	+		+	+
Mechanical Tube				+++

"Electrification of Everything"

- According to a study from Princeton University, electrifying nearly all transport and buildings could contribute to doubling or more the amount of electricity used in the U.S. by 2050. That would lift electricity's share of total energy used to close to 50% from about 20% today.

Source: The Wall Street Journal.

Grid Hardening

- In 2021, PG&E announced plans to underground 10,000 miles of powerlines
- For Florida Power & Light's (FPL) Storm Secure Power Line Program, approximately two dollars from every paying customer every month goes toward the initiative

Source: Company websites.

Digital Infrastructure

- Double digit increase in data center spend through 2026
- $65B committed for broadband deployment by the Infrastructure Investment and Jobs Act (IIJA)
- $39B in manufacturing incentives for semiconductor manufacturing from the CHIPS and Science Act

Source: International Data Corporation; U.S. Chamber of Commerce; WhiteHouse.gov

Growth in Renewables

- Expect greater than 50% of US power supply from renewables by 2035
- In 2021, 46% of all new electric capacity added to the grid came from solar
- Various investments throughout the value chain included in the Inflation Reduction Act (IRA)

Source: McKinsey; Solar Energy Industry Association; Sidley.

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9© Atkore Conduits of Growth Customer Experience Enhancements Digital Capabilities & Resources Ongoing investment areas across the business to improve market positioning and operational capabilities Focused Product Category Growth & Innovation M&A Pipeline Category Expansion Initiatives

10© Atkore Strategic & Disciplined Approach to M&A Critical mass in served markets Value creation Stewardship & Atkore values Focused on Key Markets with Growth Opportunities  Seek growth in core product categories for scale in key markets  Diligent assessment of macro growth trends and competitive landscape  Unlock access to attractive markets, new technologies, product innovations and geographic expansion Value creation through Atkore Business System  The Atkore Business System unlocks synergistic value with a focus on people, process and strategy  Building upon our value proposition to our customers of “One order. One delivery. One invoice.”  Past synergies have driven highly attractive returns on capital, and support shareholder value creation Stewardship & Atkore Values  Leverage Atkore’s corporate values to nurture acquired businesses during integration, including customers, employees, suppliers and management  Successful track record in retaining and promoting management and employees of acquired companies M&A

Category Expansion Example

HDPE Products Expected to Drive Growth

Atkore

Between recent organic and inorganic investments, we expect our HDPE related products to be a strong driver of growth for the next several years given the secular tailwinds behind the products and our execution of the Atkore Business System

HDPE Products Market Review

TOTAL MARKET SIZE	KEY APPLICATIONS SERVED BY ATKORE	GROWTH DRIVERS
~$7B Product Categories Included: Conduit, Pressure Pipe, Water Pipe, and Corrugated	▲ Broadband & Telecom ▲ Power Utility and Renewable Energy ▲ Oil & Gas Transmissions & Distribution ▲ Water Infrastructure ▲ Transportation	▲ Expansion of 5G Networks & "Fiber to the Home" and IIJA tailwind ▲ Vertical integration opportunities with internal recycling business ▲ Execution of the Atkore Business System

ATKORE PRESENCE

- Completed Four Acquisitions Since December 2021
- Organic Expansion Plans in Dallas, Texas
- #2 Position in Conduit Products
- Expect to be a Top 10 player in overall HDPE market across all product categories

Broadband and Telecom Applications Expected to Drive Solid Growth for Conduit Products Over the Next Several Years

© Atkore

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12© Atkore New Large Tube Capacity & Capabilities Provide Opportunity Solar megatrend represents a growth and category expansion opportunity — leveraging recent capability and capacity investments for mechanical tubing products that can be used in renewable energy applications. In May 2022, unveiled two manufacturing lines for producing mechanical tube for use in utility- scale solar projects in our Phoenix, Arizona facility Investment in new Hobart, Indiana facility will provide opportunity to support potential growth from solar and other large tube applications Category Expansion Example 12

13© Atkore New product innovation and share gain opportunities in key categories and markets expected to contribute to incremental and profitable growth over the next several years Focused Product Category Growth & Innovation Growth Examples PLASTIC PIPE & CONDUIT & FITTINGS METAL ELECTRICAL CONDUIT & FITTINGS METAL FRAMING, CABLE MANAGEMENT & CONSTRUCTION SERVICES ELECTRICAL CABLE & FLEXIBLE CONDUIT • Expansion of Cor-TekTM Cellular Core PVC into new U.S. geographies for conduit and end- use markets such as pipe for water applications • Tested and certified our corrosion- resistant PVC-coated conduit against high-performance standards, opening new specification-driven markets • Drove adoption of U.S. made Eagle Basket™ with Quick Latch™ securing wins in data centers and chip manufacturing • Continued expansion of our patented and award-winning MC GlideTM electrical cable family which now includes aluminum and steel armor and additional luminary and fire alarm cable offerings Focus Category & Innovation

14© Atkore Updated Capital Deployment Framework 1. Plan announced in November 2021. Capital Deployment Focused on Driving Growth in Adjusted EPS Capital Deployment Model – FY 2023 & Forward Capital Expenditures, Organic Growth, and Capacity Investments M&A Stock Repurchases Priority Uses for Capital Maintain Gross Debt to normalized Adj. EBITDA ratio at ~2x or below; willing to go above for select strategic opportunities ~$200M in expected capital expenditures in FY23; includes investment in HDPE product expansion initiatives; Expect future capital spending to be between 3-4% of net sales Strong pipeline with a disciplined approach; Expect M&A to be focused on growing portfolio to expand and capture more of our total addressable market $1.3B in authorization; over $750M in stock repurchases completed since initial program authorization in November 2021 Target Cash Flow from Operating Activities to be approximately 100% of Net Income Averaged Over a 3-Year Period Status Update

15© Atkore Climate, Carbon and GHG Emissions Goal: Reduce Scope 1 and Scope 2 GHG intensity by 10% by 20251 Diversity, Equity, and Inclusion Goal: Achieve 30% diversity across Senior Leadership by 2025 Employee Attraction, Development, and Retention Goal: Increase participation in Employee Engagement and Alignment Survey to 80% by 2025 58.2 54.1 Metric Tons CO2e / Million $ 52.4 Achieving Progress on our ESG Goals Health and Safety Goal: Increase % of sites meeting their annual Team-Based Safety Observation (TBSO) targets to 80% by 2025 2020 Baseline 2022 Progress 2025 Target Metric Tons CO2e / Million $ Metric Tons CO2e / Million $ 48% 69% 80% 2020 Baseline 2022 Progress 2025 Target 23% 27% 30% 2020 Baseline 2022 Progress 2025 Target 56% 78% 80% 2020 Baseline 2022 Progress 2025 Target Published 2022 Sustainability Report 1. Revenue used to calculate FY22 and future GHG emissions intensity is or will be adjusted to remove the impact of changes in average selling prices.

16© Atkore Recent Recognition & Accolades Ranked #195 out of 500 largest U.S. public corporations for Newsweek’s 2023 America’s Most Responsible Companies Great Place to Work® Certified for 3rd year in a row Top Workplaces USA Award for 2nd year in a row Ranked #8 in Forbes’ 2023 Top 100 Best Mid-Sized Companies

17© Atkore Atkore: a Compelling Investment Disciplined Operational Focus Values-based organization driven by the Atkore Business System Track Record of Success Strong track record of earnings growth, increasing free cash flow and excellent return on capital Market Leadership Leading market share in key product categories with a portfolio of must-stock products for electrical distributors Strong Secular Tailwinds Our solutions are critical to enabling the energy transition and investment in digital infrastructure Opportunities for Growth Multiple levers and opportunities to drive sustainable growth through both organic and inorganic investments Strong Financial Profile & Long-Term Outlook Strong liquidity position with a balance sheet ready to support and help drive future growth 17

18© Atkore Questions?

Net Income to Adjusted EBITDA Reconciliation

Atkore

Consolidated Atkore Inc.

(in thousands)	Fiscal Year Ended September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net income	$ 913,434	$ 587,857	$ 152,302	$ 139,051	$ 136,645	$ 84,639
Income tax expense	290,186	192,144	49,696	45,618	29,707	41,486
Depreciation and amortization	84,415	78,557	74,470	72,347	66,890	54,727
Interest expense, net	30,676	32,899	40,062	50,473	40,694	26,598
Stock-based compensation	17,245	17,047	13,064	11,798	14,664	12,788
Loss on extinguishment of debt	—	4,202	273	—	—	9,805
Gain on purchase of a business	—	—	—	(7,384)	—	—
Gain on sale of a business	—	—	—	—	(27,575)	—
Gain on sale of joint venture	—	—	—	—	—	(5,774)
Transaction costs	3,424	667	196	1,200	9,314	4,779
Other (a)	2,410	(15,826)	(3,428)	11,305	1,210	(1,440)
Adjusted EBITDA	$ 1,341,790	$ 897,547	$ 326,635	$ 324,408	$ 271,549	$ 227,608
Net Sales	3,913,949	2,928,014	1,765,421	1,916,538	1,835,139	1,503,934

(a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans, certain legal matters, restructuring charges, and related forward currency derivatives.

© Atkore

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